FIRST AMERICAN FUNDS, INC.

Government Obligations Fund

Institutional Prime Obligations Fund

Retail Prime Obligations Fund

Retail Tax Free Obligations Fund

Treasury Obligations Fund

U.S. Treasury Money Market Fund

(collectively, the “First American Money Market Funds”)

Supplement to Prospectuses and Statement of Additional Information ("SAI") dated April 9, 2020

This information supplements the First American Money Market Funds Prospectuses and SAI dated October 30, 2019.  Please retain this supplement for future reference.

Each Prospectus and SAI is updated with the following information:

On April 1, 2020, Quasar Distributors, LLC ("Quasar"), the distributor of the First American Money Market Funds, was acquired by Foreside Financial Group, LLC. Quasar is no longer an affiliate of U.S. Bancorp and its direct or indirect subsidiaries, including U.S. Bancorp Asset Management.

The following is added under the “Principal Risks” section of each Fund's Prospectus:

Market Risk— Financial markets around the world may experience extreme volatility, depressed valuations, decreased liquidity and heightened uncertainty and turmoil resulting from major cybersecurity events, geopolitical events (including wars, terror attacks, and disruptions to foreign economic and trade relationships), public health emergencies, measures to address budget deficits, downgrading of sovereign debt, and public sentiment, among other events. Resulting market volatility, dramatic changes to interest rates, and otherwise unfavorable economic conditions may negatively impact the fund's performance or impair the fund's ability to achieve its investment objective.

FAF-MM-PRO-1